Earnings Per Share - Schedule of Computation of the Income (Loss) and Share Data Used in the Basic and Diluted Earnings Per Share (Detail) - USD ($)
$ / shares in Units, shares in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Basic and diluted earnings per share -
Net income	$ 247,002	$ 88,198	$ 362,599
Weighted-average shares outstanding	42,258	42,182	42,111
Non-vested dividend participating awards	225	274	308
Adjusted weighted average number of ordinary shares outstanding	42,483	42,456	42,419
Basic and diluted earnings (loss) per share	$ 5.81	$ 2.08	$ 8.55